1 August 10, 2011 Acquisition of HSBC Domestic Card Business Acquisition of HSBC Domestic Card Business Investor Presentation Investor Presentation Exhibit 99.1

Forward Looking Statements
Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act giving Capital One’s expectations or predictions of future financial or business performance or conditions. Such forward-
looking statements include, but are not limited to, statements about the projected impact and benefits of the acquisition by
Capital One of the HSBC domestic credit card businesses, including future financial and operating results, Capital One’s plans, objectives, expectations and intentions and other statements that are not historical facts. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and Capital One assumes no duty to update forward-looking statements.
In addition to factors previously disclosed in Capital One’s filings with the U.S. Securities and Exchange Commission and those identified elsewhere in this presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the possibility that regulatory and other approvals and conditions to the transaction are not received or satisfied on a timely basis or at all; the possibility that modifications to the terms of the transaction may be required in order to obtain or satisfy such approvals or conditions; the possibility that
Capital One will not receive third-party consents necessary to fully realize the anticipated benefits of the transaction; the possibility that Capital One may not fully realize the projected cost savings and other projected benefits of the acquisition of the HSBC domestic credit card businesses in the event that Capital One's pending acquisition of the ING Direct business does not close timely or at all; changes in the anticipated timing for closing the transaction; difficulties and delays in integrating the HSBC domestic credit card businesses or fully realizing projected cost savings and other projected benefits of the transaction; business disruption during the pendency of or following the transaction; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; diversion of management time on transaction-related issues; reputational risks and the reaction of customers and counterparties to the transaction; and changes in asset quality and credit risk as a result of the transaction.
Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Transaction Summary
Transaction Summary
Receivables Purchased $29.6 billion
Premium Offered 8.75% cash premium or $2.59 billion as of June 30, 2011
Approvals Customary OCC approval
Platform Acquired Partnership infrastructure
Real estate and data centers
Capital Tier 1 common equity ratio expected to be in the mid-9 percent range at the end of the second quarter of 2012, including planned capital raise of approximately $1.25 billion; Capital One has the option of issuing
$750 million of the $1.25 billion to HSBC at $39.23 per share (the average of the closing prices of Capital One shares on August 8 & 9,
2011)
Intangibles & Goodwill
Goodwill of ~$1.2 billion
Purchased Credit Card Relationship intangible of $2.9 billion
Fair Value Mark
2.8% fair value mark
Restructuring Charges
$420 million
Operating Expense
Synergies
$350 million, or 23% of HSBC Domestic Card business expense base
Expected Closing Second Quarter 2012

The HSBC domestic credit card business is attractive
The HSBC domestic credit card business is attractive
Profitable
national-scale
card business
Profitable
through Great
Recession
Strong
management
team
Premier retail
partnership
franchise

Retail
Partnerships*
Co-Branded
Partnerships*
Bank Card
The HSBC domestic credit card portfolio is comprised of
The HSBC domestic credit card portfolio is comprised of
three business segments
three business segments
• General Motors and AFL-CIO co-
branded cards
• 3.3MM active accounts
• 21 partnerships, including Neiman
Marcus, Saks Fifth Avenue and
Best Buy
• 13.6MM active accounts
Card Portfolio Business Segments (~$30B)
($B as of 5/31/11)
• Primarily MasterCard branded
• 10.3MM active accounts
• Includes some run-off portfolios
*The transfer of certain partnerships in the HSBC domestic credit card portfolio will require the consent of the applicable partners.  To the extent that the Company does not obtain the consent of any such partner, that partner's relationship and related card balances will be excluded from the sale to the Company.
Source:  HSBC financials
Bank Card
$9.4
Co-Branded
Partnerships
$7.6
Retail
Partnerships
$12.7

GM

AFL-CIO
America's Union Movement

BEST BUY®

SAKS
FIFTH
AVENUE

Neiman Marcus

MENARDS®

HSBC has built a premier partnership franchise HSBC has built a premier partnership franchise 6

Chase
BofA
Citi
Capital One + HSBC
AmEx
DFS
Wells

GE Money
Citi
Capital One + HSBC
Alliance Data
Wells
Army Air Force Exchange
Other

7

Acquiring the HSBC domestic credit card business
Acquiring the HSBC domestic credit card business
significantly expands and enhances our Card franchise
significantly expands and enhances our Card franchise
$B
U.S. Credit Card Outstandings
Q1 2011
U.S. Private Label Retail Card
Outstandings
2010 Year-End
$B
$68
Capital One
HSBC
$17
Capital One
HSBC
*Chase includes WaMu; B of A is US consumer card; Citi excludes Citi Holdings, Capital One is domestic card; HSBC excludes ~$13B of retail HSBC partnership outstandings; AmEx excludes charge-card, Discover includes business card.
Source: Company reports, Nilson 2011, HSBC financials
$21
$44
$73
$107
$129
$49
$51
$0
$20
$40
$60
$80
$100
$120
$140
$4
$4
$3
$5
$27
$30
$4
$0
$5
$10
$15
$20
$25
$30
$35

Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11

HSBC’s domestic credit card business remained profitable
HSBC’s domestic credit card business remained profitable
throughout the Great Recession
throughout the Great Recession
3.2%
1.4%
1.4%
3.4%
4.9%
3.9%
5.1%
1.0%
3.0%
1.2%
0%
1%
2%
3%
4%
5%
6%
2007 2008 2009* 2010 Q1 2011#
ROA
2007 – Q1 2011
Capital One
HSBC
Note: Data shown is post-tax. HSBC post-tax figures calculated by assuming a 35%
tax rate. COF data is Domestic Card. Accounting is IFRS for HSBC. HSBC P&L includes GPCC & PLCC.
Source: Company Data
*HSBC Q2 09 excludes $350MM (post-tax) goodwill charge.
# Annualized
3.5%
2.4%
0.8%
1.0%
2.1%
4.5%
1.5%
0.5%
0.5%
2.7%
0%
1%
2%
3%
4%
5%
6%
2007 2008 2009* 2010 Q1 2011#
ROA excluding Allowance
2007 – Q1 2011
Capital One
HSBC
0%
2%
4%
6%
8%
10%
12%
14%
16%
Capital One
Domestic Card
HSBC
Total Book
Monthly Charge-Off Rate

We expect the acquisition of HSBC’s domestic credit card
We expect the acquisition of HSBC’s domestic credit card
business to deliver compelling financial and strategic results business to deliver compelling financial and strategic results
• High-teens GAAP and operating EPS
accretion in 2013
• Return on invested capital greater
than 25% in 2013
• IRR greater than 20%
• ROTE improvement of ~400 basis
points in 2013
• Strong EPS accretion drives 4 year
earn back of expected tangible book
value per share dilution
• Strong capital generation
Compelling Strategic
Value
Attractive Deal
Economics
• Expands and enhances card
franchise
• Establishes market leading
partnership platform
• 27MM new active accounts
• Technology and capabilities
significantly advance partnership
franchise
• Excellent fit with Capital One’s
proven capabilities in credit card
business
• Significant financial and
strategic upside
• Low business execution risk
Anticipated deal economics assume closing of ING Direct acquisition and are based on IBES EPS estimates pro-forma for the ING Direct acquisition